U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 15, 2003


                                    NVCN, INC.
                (Exact name of registrant as specified in its charter)


                                     Delaware
             (State or jurisdiction of  incorporation or organization)


                                     0-13187
                             (Commission File Number)


                                    13-3074570
                      (I.R.S. Employer Identification Number)


       7550 24th Avenue South, Suite 168, Minneapolis, Minnesota      55450
           (Address of principal executive offices)                  (Zip Code)

                    Registrant's telephone number:  (612) 581-0555

                                    Novacon Corporation
                    5451 Hilltop Avenue, Saint Paul, Minnesota 55042
              (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Effective on August 15, 2003, the Registrant has changed the address of its principal executive offices to: 7550 24th Avenue
South, Suite 168, Minneapolis, Minnesota 55450; its new telephone number is:
(612) 581-0555. The name of the Registrant was approved for change by shareholders at the last annual meeting of shareholders held on February 21, 2001 and formally changed from Novacon Corporation in June 2002.

     The Registrant is currently working on bringing its reports, as required under Section 13 of the Securities Exchange Act of 1934, current.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NVCN, Inc.



Dated: August 25, 2003                 By: /s/  Gary Borglund
                                       Gary Borglund, President